UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2010

CYCLACEL PHARMACEUTICALS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-50626	91-1707622
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Connell Drive, Suite 1500 Berkeley Heights, NJ	07922
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 517-7330

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matter to a Vote of Security Holders.

Cyclacel Pharmaceuticals, Inc. (the “Company”) held a special meeting (the “Meeting”) of the holders of its 6% Exchangeable Convertible Preferred Stock (the “Preferred Stock”) on October 4, 2010, at 1:00 p.m. The Meeting was called to elect two directors to the Company’s board of directors.  The Certificate of Designations governing the Preferred Stock provides that, if the Company fails to pay dividends on its Preferred Stock for six quarterly periods, the holders of Preferred Stock are entitled to nominate and elect two directors to the Company’s board of directors. This right accrued to the Preferred Stockholders as of August 2, 2010.

The Meeting was adjourned because a quorum of the holders of our Preferred Stock was not present in person or represented by proxy to transact business at the Meeting. The adjournment was approved by a vote of 324,678 shares of Preferred Stock, with no shares voted against the adjournment, thus constituting approval by more than the majority of the holders of the Preferred Stock represented in person or by proxy at the Meeting and entitled to vote on the adjournment.

The adjourned Meeting will be held on Monday, November 1, 2010, at 1:00 p.m. at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., The Chrysler Center, 666 Third Avenue, New York, New York 10017, 25th floor.

Item 8.01 Other Events.

On October 6, 2010, the Company issued a press release announcing the adjournment of the Meeting described in Item 5.07 above to Monday, November 1, 2010, at 1:00 p.m., and will be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., The Chrysler Center, 666 Third Avenue, New York, New York 10017, 25th floor. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and the information contained therein is incorporated herein by reference.

Neither the filing of the press release as an exhibit to this Report nor the inclusion in the press release of a reference to our internet address shall, under any circumstances, be deemed to incorporate the information available at our internet address into this Report. The information available at our internet address is not part of this Report or any other report filed by us with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

      (d) Exhibits

Exhibit Number	Description

99.1	Press release, dated October 6, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYCLACEL PHARMACEUTICALS, INC.

By:	/s/ Paul McBarron

Name: Title:	Paul McBarron Executive Vice President—Finance, Chief Financial Officer and Chief Operating Officer

Date: October 6, 2010